The Marketocracy Medical Speicalist Fund
Annual Report
June 30, 2000

PERFORMANCE SUMMARY

THE MARKETOCRACY MEDICAL SPECIALIST FUND

                       3 Months       6 Months       AAR 2         Cumulative
                       Ended          Ended          since         since
                       6/30/00        6/30/00 1      Inception     Inception
                      ----------     ----------     -----------   -------------
MSF                    8.73%          18.70%         24.31%        74.50%

Market Indices

DJIA 3                 -3.97%         -8.45%         12.91%        36.49%

S&P 500 4              -2.66%         -0.45%         18.71%        55.19%

NASDAQ 5               -13.23%        -2.46%         43.02%        150.09%

Russell 1000
     Healthcare 6      20.59%         22.06%         19.80%        58.86%

Russell 2000
     Healthcare 7      15.73%         36.09%         24.85%        76.57%

Russell 3000
     Healthcare 8      20.18%         22.84%         19.07%        56.39%

1 Fiscal Year Ending 6/30/00.
2 Average Annual Returns. MSF inception date is 12/10/97.
3 Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks.
4 Standard & Poors 500 Index is comprised of 500 selected common stocks most of which are listed on the NYSE
5 NASDAQ Composite Index is a broad-based capitalization-weighted index of all
  NASDAQ (National Market & Small-Cap stocks.
6 The Russell 1000 Index is comprised of 66 healthcare stocks in the Russell
  1000 (large-cap) Index.
7 The Russell 2000 Index is comprised of 168 healthcare stocks in the Russell
  2000 (small-cap) Index.
8 The Russell 3000 Index is comprised of 234 healthcare stocks in the Russell
  3000 (large & small cap) Index.
  The above indices are unmanaged indices

Returns assume reinvestment of dividends and distributions. Past performance is not a guarantee of future results. Investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund concentrates its investments in the medical industry. The Fund is subject to a greater risk because of its concentration of investments in a single industry and within certain segments of the industry. In addition, the Fund may, from time to time, invest a substantial portion of its assets in the securities of smaller-capitalization companies. The securities of smaller companies often involve higher risks and may be subject to wider price fluctuations than securities of larger companies. There are certain risks associated with investments in the medical industry, such as the risk that the products and services of companies in those industries are subject to rapid obsolescence caused by scientific developments and technological advances. Please read the prospectus carefully before investing. To obtain a prospectus, call us at 888.884.8482.

PERFORMANCE & PORTFOLIO DISCUSSION

Healthcare stocks outperformed the broad market indices during Q2. The Russell 3000 Healthcare Index, the broadest measure for healthcare stocks, grew 20.18% in Q2 outperforming the three broad market indices (the Dow Jones Industrial Average, the S&P 500, and the NASDAQ Composite) by wide margins.

Within the healthcare sector, large cap stocks did somewhat better than their small cap cousins for a change. During Q2, the Russell 1000 Healthcare Index (large caps) delivered a solid 20.59% return versus 15.73% for the Russell 2000 Healthcare Index (small caps).

The Medical Specialists Fund (MSF) returned 8.73% in Q2 and 18.70% Year-to-Date. For both the Quarter and Year-to-Date, MSF has outperformed the broad market indices but underperformed the healthcare indices. We believe these results justify our continued focus on investing in companies with strong fundamentals even when overall market sentiment is negative.

Relative Performance:
MSF vs. Market Indices

================================================================================================================================
PLOTPOINTS                                      12/10/97        12/31/97        12/31/98       12/31/99        06/30/00
--------------------------------------------------------------------------------------------------------------------------------
The Medical Specialists  Fund                    10,000          10,120          9,663           14,700         17,449
Dow Jones Industrial Average                     10,000          9,924           11,723          14,909         13,649
Standard & Poor's 500 Stock Index                10,000          10,016          12,878          15,588         15,519
NASDAQ                                           10,000          9,839           13,795          25,640         25,009
Russell 1000 Healthcare                          10,000          10,068          14,372          13,015         15,886
Russell 2000 Healthcare                          10,000          10,011          10,336          12,974         17,657
Russell 3000 Healthcare                          10,000          10,064          13,826          12,731         15,639
================================================================================================================================

THE MARKETOCRACY MEDICAL SPECIALIST FUND

Fund Holdings by Sector*

Net Cash                    6.2%
Biotechnology              54.8%
Cardiac Medical Devices    19.4%
Drugs/Medical Supplies     18.2%
Health Services             1.4%

*Based on a percentage of net assets as of June 30, 2000 (cash number net of payables and receivables)

Q: What are your favorite biotechnology stock these days and why?

A: I particularly like Immunex (IMNX) and Sepracor (SEPR) now.

Immunex lost 20% of its value in large part because the press has given many people the impression that they are going to issue 70 million new shares. In fact, only 20 million are new shares. The other 50 million are being sold by American Home Products and are already outstanding. Immunex is raising capital to increase manufacturing capacity for its first blockbuster drug, Enbrel. This drug is very profitable, so I think it's a good idea for them to make and sell as much as they can.

Sepracor declined almost 30% as a result of an adverse patent ruling against Eli Lilly. Lilly's patents on Prozac will now expire in 2001 instead of 2003. This means that Lilly will have to launch Sepracor's improved version of Prozac after generic versions of Lilly's existing drug have already been launched. Wall Street seems to think that generic competition will reduce the market's acceptance of Sepracor's improved version.

History shows that the best way for the big pharmaceutical companies to maintain their markets in the face of expiring patents is to continually introduce products which are either more effective or have few side effects. Sepracor's new version of Prozac seems to be a winner on both counts. Lilly's patent setback may ultimately benefit Sepracor if Lilly puts their full resources behind the new version of Prozac ASAP instead of waiting until 2003 (which I think was Lilly's original plan).

Q: I bought Boston Scientific a few months ago, in part, because of your comments. Now after its recent drop, what's your opinion on it for the next six months?

A: Boston Scientific's sales have stopped growing because their latest generation of products have been delayed at the FDA. This has enabled their competitors, primarily J&J, to take back some market share in the cardiac stent business. Once the FDA approves Boston Scientific's next generation products, they are likely to regain market share and sales growth will resume.

However, I would NOT invest in this company if my time horizon was just 6 months. While I am confident that Boston Scientific will be a winner over the next 2 years, its valuation over the next 6 months is going to be driven more by market sentiment than by company fundamentals. I have never been good at analyzing market sentiment, so I focus on the longer-term investments where company fundamentals are strong enough to overwhelm the short-term effects of changing market sentiment.

Fund Holdings by Market Cap*

Net Cash          6.2%
Large Cap        44.3%
Micro Cap         5.7%
Small Cap         8.4%
Mid Cap          35.4%

Large Cap >$9B                              Small Cap $300M -$2.1B
Mid Cap $2.2B -$8.9B                        Micro Cap <$300M

*Based on a percentage of net assets as of June 30,2000 (cash number net of payables and receivables)

Q: I am looking to both increase my foreign equity exposure and my healthcare exposure and I have an extremely long time horizon. Any suggestions?

A: The U.S. is the world's leader when it comes to medical research. Keep in mind that the markets for medical devices and drugs are truly global. So, even though you may be investing in a company that is incorporated in the U.S., you will benefit from a worldwide market for their products.

In general, I would not be concerned about where a company is headquartered as long as I can get good information to do my homework on it. I am much more concerned with the quality of their clinical trial results because I think this is the real key to finding value in companies that may not have any sales yet.

If you are interested in foreign equity exposure, I suggest you look in sectors where other countries are the world's leaders.

Q: What is your vision for the Marketocracy Mutual Fund Group over the next 5 years? That is, how many funds (and in what sectors) do you anticipate opening over the next 5 years? Do you have an asset level goal for your firm.

A: We plan to start funds around the people with the best 3 year Marketocracy track records. I don't know how many, what investment styles, or what sectors, are going to create the best track records over the next years, so I can't be more specific at this time. As the track records develop over the next three years, the answers to these questions will come into focus.

As for the anticipated asset goals for the firm, we think that a fund family in which every fund is managed by the 5 people with the best three year track records for their sector or style will be very attractive to the 80% of mutual fund investors whose funds don't beat the passive S&P 500 Index every year. Collectively, there is more than $4 trillion invested in equity mutual funds in the U.S. We think that a fund family that is run as a meritocracy (letting the best investors in the world run the funds) will attract a significant share of these assets.

As always, if you have personal experience with a new medical product that is dramatically better than existing products, please let me know by sending an email message to KKAM@MARKETOCRACY.COM.

/s/ Kendrick W. Kam
Kendrick W. Kam
Portfolio Manager


                                [GRAPH OMMITED]


                            Portfolio of Investments

                      Statements of Assets and Liabilities

                             Statement of Operations

                       Statement of Changes in Net Assets

                              Financial Highlights

                          Notes to Financial Statements

               Report of Independent Certified Public Accountants

                    THE MARKETOCRACY MEDICAL SPECIALIST FUND
--------------------------------------------------------------------------------
                    PORTFOLIO OF INVESTMENTS - JUNE 30, 2000


--------------------------------------------------------------------------------
                NON-INCOME PRODUCING                  SHARES            VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 93.8%                                              $43,974,840
   (Cost $39,310,872)

BIOTECHNOLOGY  54.8%                                                25,684,795
                                                                    ----------
     Affymetrix, Inc.*                                15,000         2,476,875
     Amgen, Inc.*                                     36,800         2,585,200
     Biogen, Inc.*                                    34,700         2,238,150
     Celera Genomics*                                 20,000         1,870,000
     IGEN International, Inc.*                        66,597         1,103,013
     Immunex Corp.*                                   79,509         3,930,726
     Incyte Genomics, Inc.*                           23,020         1,891,956
     MedImmune, Inc.*                                 42,000         3,108,000
     Millennium Pharmaceuticals, Inc.*                39,600         4,430,250
     Sepracor, Inc.*                                  17,000         2,050,625

CARDIAC MEDICAL DEVICES   19.4%                                      9,107,208
                                                                     ---------
     Boston Scientific Corp.*                        105,700         2,318,794
     Cambridge Heart, Inc.*                          216,950           705,087
     Cardima, Inc.*                                  169,924           201,785
     Guidant Corp.*                                   35,466         1,755,567
     Medtronic, Inc.                                  15,600           777,075
     Novoste Corp.*                                   54,900         3,348,900

DRUGS/MEDICAL SUPPLIES   18.2%                                       8,509,962
                                                                     ---------
     ALZA Corp.*                                      37,500         2,217,188
     C. R. Bard, Inc.                                 44,000         2,117,500
     Johnson & Johnson                                 4,029           410,454
     Merck & Co.                                      20,000         1,532,500
     MiniMed, Inc.*                                   14,000         1,652,000
     PathoGenesis Corp.*                              22,320           580,320

HEALTH SERVICES   1.4%                                                 672,875
                                                                       -------
     Eclipsys Corp.*                                   7,200            54,000
     QuadraMed Corp.*                                247,550           618,875

CASH EQUIVALENTS    6.3%                                             2,938,155
                                                                     ---------
     (Cost $2,938,155)
     Firstar Stellar Treasury Fund                 2,938,155         2,938,155

TOTAL INVESTMENT SECURITIES   100.1%                                46,912,995
     (cost $42,249,027)

Liabilities in excess of other assets     (0.1)%                       (28,008)
                                                                       --------

NET ASSETS    100.0%                                               $46,884,987
              =====                                                ===========

*Non-income producing

               See accompanying notes to the financial statements.


                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 June 30, 2000


ASSETS

Investment securities:
     At acquisition cost                                        $ 42,249,027
                                                                ============
     At market value (Note 1)                                   $ 46,912,995
Cash                                                                      50
Interest and dividends receivable                                     10,363
Receivable for capital shares sold                                    52,500
                                                                      ------
       TOTAL ASSETS                                               46,975,908
                                                                  ----------

LIABILITIES

Payable for capital shares redeemed                                    9,087
Accrued expenses and other liabilities                                81,834
                                                                      ------
       TOTAL LIABILITIES                                              90,921
                                                                      ------

NET ASSETS                                                      $ 46,884,987
                                                                ============

NET ASSETS CONSIST OF:

Paid in capital                                                 $ 42,302,399
Accumulated net realized loss from security transactions             (81,380)
Net unrealized appreciation of investments                         4,663,968
                                                                   ---------
NET ASSETS                                                      $ 46,884,987
                                                                ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING (UNLIMITED
   NUMBER OF SHARES AUTHORIZED, NO PAR VALUE)                      2,787,407
                                                                   =========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
   PRICE PER SHARE (NOTE 1)                                          $ 16.82
                                                                     =======

              See accompanying notes to the financial statements.


                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000

INVESTMENT INCOME
     Interest                                                        $ 89,278
     Dividends                                                         44,613
                                                                       ------
         TOTAL INVESTMENT INCOME                                      133,891
                                                                      -------

EXPENSES
     Investment advisory fees (Note 4)                                317,194
     Administrative fees (Note 4)                                      95,158
                                                                      -------
         TOTAL EXPENSES                                               412,352
                                                                      -------

NET INVESTMENT LOSS                                                  (278,461)
                                                                     --------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
     Net realized gains from security transactions                    219,939
     Net change in unrealized appreciation of investments           1,879,921
                                                                    ---------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                    2,099,860
                                                                    ---------

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 1,821,399
                                                                  ===========

               See accompanying notes to the financial statements.


                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
   For the Six Months Ended June 30, 2000 and the Year Ended December 31, 1999

                                                                                 Six Months             Year
                                                                                    Ended              Ended
                                                                                   6/30/00            12/31/99
                                                                                -------------        -----------
FROM OPERATIONS:
     Net investment loss                                                        $ (278,461)         $ (68,736)
     Net realized gains from security transactions                                 219,939            888,866
     Net change in unrealized appreciation of investments                        1,879,921          2,400,960
                                                                                 ---------          ---------
Net increase in net assets resulting from operations                             1,821,399          3,221,090
                                                                                 ---------          ---------

DISTRIBUTIONS TO SHAREHOLDERS:
     From realized gains                                                                 -           (444,569)
                                                                                 ---------           --------
Decrease in net assets from distributions to shareholders                                -           (444,569)
                                                                                 ---------           --------

FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                                  55,026,841         18,496,753
     Net asset value of shares issued to shareholders
           in reinvestment of distributions                                              -            433,294
     Payments of shares redeemed                                               (26,521,020)        (9,638,719)
                                                                               -----------         ----------
Net increase in net assets from capital share transactions                      28,505,821          9,291,328
                                                                                ----------          ---------

TOTAL INCREASE IN NET ASSETS                                                    30,327,220         12,067,849

NET ASSETS:
     Beginning of period                                                        16,557,767          4,489,918
                                                                                ----------          ---------
     End of period                                                            $ 46,884,987       $ 16,557,767
                                                                              ============       ============

CAPITAL SHARE ACTIVITY
Shares sold                                                                      3,234,086          1,525,063
Shares issued in reinvestment of distributions to shareholders                           -             33,715
Shares redeemed                                                                 (1,615,444)          (855,017)
                                                                                ----------           --------
Net increase in shares outstanding                                               1,618,642            703,761
Shares outstanding, beginning of period                                          1,168,765            465,004
                                                                                 ---------            -------
Shares outstanding, end of period                                                2,787,407          1,168,765
                                                                                 =========          =========


               See accompanying notes to the financial statements.



                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected Per Share Data and Ratios for a Share Outstanding Throughout
Each Period

                                                                    Six Months       Year         Year        Peirod
                                                                      Ended         Ended        Ended         Ended
                                                                  6/30/2000 (d)    12/31/99     12/31/98    12/31/97(a)
                                                                 ---------------  ----------   ----------   ------------
NET ASSET VALUE AT BEGINNING OF PERIOD                                    $14.17        $9.66       $10.12        $10.00
                                                                          ------        -----       ------        ------

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)                                          (0.10)       (0.06)       (0.10)         0.01
     Net realized and unrealized gain (loss) on investments                 2.75         5.05        (0.36)         0.11
Total from investment operations                                            2.65         4.99        (0.46)         0.12

LESS DISTRIBUTIONS FROM:
     Realized gains                                                          -          (0.48)          -             -
                                                                           ----         ------       -----          ----
Total distributions                                                          -          (0.48)          -             -
                                                                           ----         ------       -----          ----

NET ASSET VALUE AT END OF PERIOD                                          $16.82       $14.17        $9.66        $10.12
                                                                          ------       ------        -----        ------

TOTAL RETURN                                                            18.70%(B)      52.13%       (4.55%)      1.20%(b)
                                                                        -----          -----        -----        ----

Net assets at end of period (millions)                                     $46.9        $16.6         $4.5          $2.4
                                                                           -----        -----         ----          ----

Ratio of expenses to average net assets:                                1.95% (c)       1.77%        1.95%       1.81%(c)
Ratio of net investment income (loss) to
   average net assets:                                                    (1.32%) (c)  (0.91%)      (1.33%)      1.75%(c)

Portfolio turnover rate                                                    19%(b)         71%         160%            0%

(a) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997
(b) Not annualized
(c) Annualized
(d) Effective March 15, 2000 the Fund's fiscal year end was changed to June 30 rom December 31.

               See accompanying notes to the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Marketocracy Medical Specialists Fund (the "Fund") was organized as a Delaware business trust on December 14, 1999 as a non-diversified series of Marketocracy Funds (the "Trust") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund, formerly a series of the Firsthand Funds, commenced operations on December 10, 1997. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in securities of companies in the health and biotechnology fields which the Adviser considers to have a strong earnings growth outlook and potential for capital appreciation. Effective March 15, 2000 the Fund's fiscal year end was changed to June 30 from December 31.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION

Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the average of the most recent bid price. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Trustees of the Trust.

SHARE VALUATION

The net asset value per share is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

FEDERAL INCOME TAXES

The Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, a provision for federal income taxes or excise taxes has not been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

OTHER

Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

3. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended June 30, 2000 are summarized below: There were no purchases or sales of long-term U.S. Government securities.

Purchases ................................................ $33,914,914
Sales ..................................................... $7,291,220

At June 30, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Unrealized appreciation .................................. $ 11,614,924
Unrealized depreciation ..................................   (7,098,132)
Net unrealized appreciation of investments ...............  $ 4,516,792

At June 30, 2000, the cost of investments for federal income tax purposes was $42,396,203. The difference between federal tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

4. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of investments and provides persons satisfactory to the Trust's Board of Trustees to be responsible for the overall management and administration of the Trust, subject to the supervision of the Trust's Board of Trustees. The Adviser is responsible for (1) the compensation of any of the Trust's trustees, officers and employees who are directors, officers, employees or shareholders of the Adviser, (2) compensation of the Adviser's personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreement, and (3) expenses of printing and distributing the Fund's Prospectus and sales and advertising materials to prospective clients.

For the services provided by the Adviser under the Advisory Agreement, the Adviser received from the Fund a management fee, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund's average daily net assets. The Advisory Agreement requires the Adviser to waive its management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

The Trust has entered into a separate contract with the Adviser wherein the Adviser is responsible for providing administrative and supervisory services to the Fund (the "Administration Agreement"). Under the Administration Agreement, the Adviser oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, the Adviser is responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Adviser has also assumed responsibility for payment of all of the Fund's operating expenses except for brokerage and commission expenses and any extraordinary and non-recurring expenses.

For the services rendered by the Adviser under the Administration Agreement, the Adviser receives a fee at the annual rate of 0.45% of the Fund's average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The Adviser has retained Firstar Mutual Funds Services, LLC (the "Transfer Agent") to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist the Adviser in providing executive, administrative and regulatory services to the Fund. The Adviser (not the Fund) pays the Transfer Agent's fees for these services.

REPORT OF INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
MARKETOCRACY FUNDS
LOS ALTOS, CALIFORNIA

We have audited the accompanying statements of assets and liabilities of The Marketocracy Medical Specialists Fund, a series of shares of the Marketocracy Funds, including the portfolio of investments as of June 30, 2000, and the related statements of operations for the six months then ended, changes in net assets for the six months then ended and the year ended December 31, 1999 and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Marketocracy Medical Specialists Fund as of June 30, 2000, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and the year ended December 31, 1999, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

Tait, Weller & Baker

PHILADELPHIA, PENNSYLVANIA
JULY 21, 2000